SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                               Amendment No. 1 To
                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): April 1, 1999



                              Express Scripts, Inc.
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             (Exact Name of Registrant as specified in its Charter)



     Delaware                0-20199                        43-1420563
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(State or other         (Commission File No.)      (I.R.S. Employer
jurisdiction of                                        Identification No.)
corporation)



13900 Riverport Drive, Maryland Heights, Missouri                     63043
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(Address of Principal Executive Offices)                           (Zip Code)


Registrant's telephone number, including area code:      (314) 770-1666
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          (Former name or former address, if changed since last report)


Item 2.  Acquisition or Disposition of Assets.

     On April 14, 1999, Express Scripts, Inc. filed a Current Report on Form 8-K (the "Current Report") pertaining to its completed acquisition of the outstanding common stock of Diversified Pharmaceutical Services, Inc. and Diversified Pharmaceutical Services (Puerto Rico), Inc. (collectively "DPS"), from SmithKline Beecham Corporation and SmithKline Beecham InterCredit BV, respectively (collectively "SmithKline Beecham"). A copy of the Stock Purchase Agreement was filed with a Form 8-K dated February 9, 1999, as Exhibit 2.1 thereto. Pursuant to the instructions for Item 7 of the Current Report, we hereby amend Item 7 to the Current Report to include the financial statements of DPS for the three months ended March 31, 1999 and the three years ended December 31, 1998, and the pro forma financial information.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial Statements

     The following Diversified Pharmaceutical Services, Inc. and Subsidiary (A Wholly Owned Subsidiary of SmithKline Beecham Corporation) Unaudited Condensed Consolidated Financial Statements are submitted herewith as Exhibit 99.2:

     (i) Unaudited Condensed Consolidated Balance Sheet as of December 31, 1998 and March 31, 1999

     (ii) Unaudited Condensed Consolidated Statement of Operations for the Three Months Ended March 31, 1998 and 1999

     (iii)   Unaudited   Condensed   Consolidated   Statement   of   Changes  in
Stockholder's
Equity for the Three Months ended March 31, 1999

     (iv) Unaudited Condensed Consolidated Statement of Cash Flows for the Three Months Ended March 31, 1998 and 1999

     (v) Notes to Unaudited Condensed Consolidated Financial Statements

     The following Diversified Pharmaceutical Services, Inc. and Subsidiary (A Wholly Owned Subsidiary of SmithKline Beecham Corporation) Financial Statements are submitted herewith as Exhibit 99.3:

     (vi)  Report of Independent Accountants

     (vii) Balance Sheets as of December 31, 1997 and 1998

     (viii) Statement of Operations for the Years Ended December 31, 1996, 1997 and 1998

     (ix) Statement of Stockholder's Equity for the Years Ended December 31, 1996, 1997 and 1998

     (x) Statements of Cash Flows for the Years Ended December 31, 1996, 1997 and 1998

     (xi) Notes to Financial Statements


     (b) Pro Forma Financial Information

     The  following  unaudited   consolidated   condensed  pro  forma  financial
statements are submitted herewith as Exhibit 99.4:

     (i) Unaudited Consolidated Condensed Pro Forma Statement of Operations for the Three Months Ended March 31, 1999

     (ii) Notes to the Unaudited Consolidated Condensed Pro Forma Statement of Operations for the Three Months Ended March 31, 1999

     (iii) Unaudited Consolidated Condensed Pro Forma Statement of Operations for the Year Ended December 31, 1998

     (iv) Notes to the Unaudited Consolidated Condensed Pro Forma Statement of Operations for the Year Ended December 31, 1998

     (v) Unaudited Consolidated Condensed Pro Forma Balance Sheet as of March 31, 1999

     (vi) Notes to the Unaudited Consolidated Condensed Pro Forma Balance Sheet as of March 31, 1999

     (c) Exhibits. The following exhibits are filed as part of this report on Form 8-K/A:

     Exhibit 23.1 - Consent of PricewaterhouseCoopers LLP

     Exhibit 99.1 - Press Release, dated April 1, 1999, by Express Scripts, Inc., incorporated by reference to Exhibit 99.1 to Express Scripts' Current Report on Form 8-K filed April 14, 1999.

     Exhibit 99.2 - Diversified Pharmaceutical Services, Inc. and Subsidiary (A Wholly Owned Subsidiary of SmithKline Beecham Corporation) Unaudited Condensed Consolidated Financial Statements as of December 31, 1998 and March 31, 1999 and For the Three Months Ended March 31, 1998 and 1999.

     Exhibit 99.3 - Diversified  Pharmaceutical  Services,  Inc. and
Subsidiary (A Wholly Owned
Subsidiary of SmithKline Beecham Corporation) Financial Statements as of December 31, 1997 and 1998 and For the Years Ended December 31, 1996, 1997 and 1998.

     Exhibit 99.4 - Certain Unaudited Consolidated Condensed Pro Forma Financial Data



                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      EXPRESS SCRIPTS, INC.



Date:    June 11, 1999       By: /s/ Barrett A. Toan
                                      Barrett A. Toan
                                      President and Chief Executive Officer

Date:    June 11, 1999       By: /s/ George Paz
                                      George Paz
                                      Senior Vice President and
                                      Chief Financial Officer



                                  EXHIBIT INDEX

EXHIBIT
  NO.          DESCRIPTION

23.1      Consent of PricewaterhouseCoopers LLP

99.1 Press Release, dated April 1, 1999, by Express Scripts, Inc., incorporated by reference to Exhibit 99.1 to Express Scripts' Current Report on Form 8-K filed April 14, 1999

99.2 Diversified Pharmaceutical Services, Inc. and Subsidiary (A Wholly Owned Subsidiary of SmithKline Beecham Corporation) Unaudited Condensed Consolidated Financial Statements as of December 31, 1998 and March 31, 1999 and For the Three Months Ended March 31, 1998 and 1999.

99.3 Diversified Pharmaceutical Services, Inc. and Subsidiary (A Wholly Owned Subsidiary of SmithKline Beecham Corporation)Financial Statements as of December 31, 1997 and 1998 and For the Years Ended December 31, 1996, 1997 and 1998.

99.4     Certain Unaudited Consolidated Condensed Pro Forma Financial Data.